UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 26, 2018 (July 23, 2018)

Teladoc, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01. Other Events.

On July 23, 2018, Teladoc, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the selling stockholders named therein (the “Selling Stockholders”) and Jefferies LLC, as underwriter (the “Underwriter”), pursuant to which the Company agreed to issue and sell 5,000,000 shares of its common stock, par value $0.001 per share (“Common Stock”), to the Underwriter, and the selling stockholders agreed to sell 263,740 shares of Common Stock to the Underwriter (the “Offering”). The shares were purchased by the Underwriter from the Company and the Selling Stockholders at a price of $66.28 per share, and will be offered from time to time to purchasers directly or through agents, or through brokers in brokerage transactions on the New York Stock Exchange, in the over-the-counter market or to dealers in negotiated transactions or in a combination of such methods of sale, at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. Under the terms of the Underwriting Agreement, the Selling Stockholders granted the Underwriter the option, for 30 days, to purchase up to 750,000 additional shares of Common Stock at the purchase price.

The Offering closed on July 26, 2018. The net proceeds to the Company from the Offering were approximately $330.3 million after deducting estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the primary portion of the offering for working capital and other general corporate purposes, including the pursuit of strategic acquisitions, should they arise, and repayment of debt. The Company did not receive any proceeds from shares of common stock sold by the Selling Stockholders.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-226290), filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2018, and a prospectus supplement and accompanying prospectus filed with the SEC.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company and the Selling Stockholders, customary conditions to closing and indemnification obligations of the Company, the Selling Stockholders and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, among other obligations of the parties. The representations, warranties, covenants and agreements contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Company, the Selling Stockholders and the Company’s directors and certain of its executive officers also agreed not to sell or transfer any Common Stock for 60 days after July 23, 2018 without first obtaining the written consent of the Underwriter, subject to certain exceptions as described in the prospectus supplement.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing descriptions of the Underwriting Agreement and lock-up arrangements do not purport to be complete and are qualified in their entirety by reference to such exhibit.

A copy of the opinion of Latham & Watkins LLP relating to the validity of the securities issued by the Company in the Offering is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning the Company, the use of proceeds from the Offering and other matters. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements the Company makes regarding its financing plans (including statements related to the Offering), future revenues, future earnings, future numbers of members or clients, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on the Company’s future results of operations or financial conditions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks related to the Offering; (ii) changes in laws and regulations applicable to the Company’s business model; (iii) changes in market conditions and receptivity to the Company’s services and offerings; (iv) results of litigation; (v) the loss of one or more key clients; (vi) our ability to successfully integrate acquisitions; and (vii) changes to the Company’s abilities to recruit and retain qualified providers into the Company’s network. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Any forward-looking statement made by us in this Current Report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 23, 2018, among Teladoc, Inc., the selling stockholders listed on Schedule 2 thereto and Jefferies LLC, as underwriter.
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: July 26, 2018	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary